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SUPPLEMENT DATED DECEMBER 30, 2004

TO

PROSPECTUS DATED DECEMBER 30, 2004

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SUN LIFE FINANCIAL MASTERS REWARD NY

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      Effective March 5, 2005, seven new Funds will be added to the above-captioned prospectus ("Prospectus"). The new Funds will only be available to Owners who purchase their Contracts through Bank of America representatives. As a result of the addition of the new Funds, the Prospectus is amended and supplemented as follows:

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1.	The list of the available investment options appearing on the cover page of the Prospectus is supplemented by the addition of the following Funds and corresponding investment management disclosure:
Large-Cap Growth Equity Funds	Small-Cap Value Equity Funds
Nations Marsico 21st Century Portfolio*	Colonial Small Cap Value, Variable Series - Class B*
Nations Marsico Growth Portfolio*	Small-Cap Growth Equity Funds
Nations Marsico International Opportunity Portfolio*	Wanger US Smaller Companies, Variable Series*
Mid-Cap Growth Equity Funds	Money Market Funds
Wanger Select, Variable Series*	Sun Capital Money Market Fund - S Class*+

* Available only to Owners who purchase their Contracts through Bank of America representatives.

+ For Owners who purchase their Contracts through Bank of America representatives, the Sun Capital Money Market Fund replaces the MFS/Sun Life Money Market Fund.

Bank of America Capital Management, LLC, advises and Marsico Capital Management, LLC, sub-advises the Nations Marsico Portfolios. Columbia Management Advisors, Inc., advises Colonial Small Cap Value Fund. Columbia Wanger Asset Management, L. P., advises Wanger U.S, Smaller Companies and Wanger Select.